Liability In Respect Of Employee Severance Payments	12 Months Ended
Dec. 31, 2011
Liability In Respect Of Employee Severance Payments [Abstract]
Liability In Respect Of Employee Severance Payments

Note 10 - Liability in Respect of Employee Severance Payments

Under Israeli law and labor agreements the Company is required to pay severance payments to each employee who was employed by the Company for over one year and has been terminated by the Company or resigned under certain specified circumstances. The Company's liability for these severance payments is covered mainly by deposits with insurance companies in the name of the employee and/or by purchase of insurance policies. The liability related to these severance payments is calculated on the basis of the latest salary of the employee multiplied by the number of years of employment as of the balance sheet date. The liability for employee severance payments included in the balance sheet represents the total amount due for such severance payment, while the assets held for severance benefits included in the balance sheet represents the Company's contributions to insurance policies. The Company may make withdrawals from the funds only upon complying with the Israeli severance pay law or labor agreements.

Expenses recorded in respect of employees' severance payments for the years ended December 31, 2011, 2010 and 2009 are $1,471, $1,347 and $664, respectively.

The U.S. subsidiaries have a defined contribution retirement plan for their employees. Employees are allowed to contribute up to 18% of their salary in any one year, subject to a regulatory limit. The Company contributes 3% of an employee's salary subject to regulatory limits. Employees are vested in the Company's contributions after 30 days of employment. Expenses recorded in respect of the defined contribution retirement plan in the U.S for the years ended December 31, 2011, 2010 and 2009 are $1,157, $804 and $688, respectively.